SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

MCINTOSH BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-49766	58-1922861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 South Oak Street, Jackson, GA  30237
(Address of Principal Executive Offices)

(770)  775-8300
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2010, Darren M. Cantlay, Executive Vice President, Chief Financial Officer and Secretary of McIntosh State Bank (the “Bank”) and of its parent holding company, McIntosh Bancshares, Inc. (the “Company”) notified the Company of his intent to resign from all positions held with the Bank and the Company effective August 31, 2010 to accept another position.   There were no disagreements between Mr. Cantlay and the Company.

In the interim Jesse Roberts, age 54, will serve as Interim Chief Financial Officer and Secretary of the Bank and of the Company.  Mr. Roberts has served as Senior Vice President and Senior Operations Officer since 2001 and will continue to serve in those capacities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

McINTOSH BANCSHARES, INC.

DATE:  August 23, 2009                                                                                                  By: /s/ William K. Malone
                                                                                                                                            William K. Malone
                                                                                                                                            Title:    Chief Executive Officer